Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ Thomas J. Baltimore
Thomas J. Baltimore
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ Gilbert F. Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ Robert M. Falzon
Robert M. Falzon
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ Martina Hund-Mejean
Martina Hund-Mejean
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of November, 2020.

/s/ Wendy Elizabeth Jones
Wendy Elizabeth Jones
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ Karl J. Krapek
Karl J. Krapek
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ Peter R. Lighte
Peter R. Lighte
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ Charles F. Lowrey
Charles F. Lowrey
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ George Paz
George Paz
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ Sandra Pianalto
Sandra Pianalto
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints
John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ Christine A. Poon
Christine A. Poon
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints
John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ Douglas A. Scovanner
Douglas A. Scovanner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the individuals whose signatures appear below constitutes and appoints John M. Cafiero, Margaret M. Foran, and Brian P. Spitser (for so long as each individual is an employee of Prudential Financial, Inc. or an affiliate of Prudential Financial, Inc.) and each of them, his or her true and lawful attorney-in-fact and agent, with full and several powers of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Prudential Financial, Inc. and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July, 2020.

/s/ Michael A. Todman
Michael A. Todman
Director